SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Addition Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   AAON, Inc.
                                   ----------
                (Name of Registrant as specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      2) Form, Schedule or Registration Statement No.:

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                                      Page

                                   AAON, INC.



                                    Notice of
                                 Annual Meeting
                                  June 4, 2002
                                       and
                                 Proxy Statement




                                      Page

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 2002


         Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2440 South Yukon, Tulsa, Oklahoma, on Tuesday, June 4, 2002, at 10:00 A.M. (Local Time), for the following purposes:

     1.   To elect two Class II Directors for terms ending in 2005; and
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                             By Order of the Board of Directors

                                             /s/ John B. Johnson, Jr.

                                             John B. Johnson, Jr.
                                             Secretary

April 19, 2002


                                      Page

                                   AAON, INC.
                                2425 South Yukon
                              Tulsa, Oklahoma 74107


                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on June 4, 2002, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on April 8, 2002, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

         Directors are elected by a plurality vote and the two nominees who receive the most votes will be elected.

         Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxies, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the meeting.

         The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All Proxies received in advance of the meeting may be revoked prior to exercise.

         This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as the Company's 2001 Annual Report (which includes the Company's Annual Report on Form 10-K for the year ended December 31, 2001), will be first mailed to stockholders approximately April 26, 2002.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of April 8, 2002 (the record date), the Company had issued a total of 8,796,743 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

         The following table sets forth as of April 8, 2002, the aggregate number of shares of Common Stock of the Company owned by each person known by the Company to be the beneficial owner of more than 5% of the Company's Common
Stock:

                                                                       Percent
          Name and address                Number of shares               of
          of beneficial owner                   owned                   class
          -------------------             ----------------           -----------

    Norman H. Asbjornson                   1,682,011   (1)              18.8
    2425 South Yukon
    Tulsa, Oklahoma 74107

    FMR Corp.                                747,000   (2)               8.5
    82 Devonshire Street
    Boston, Massachusetts 02109

----------
(1) Includes 158,250 shares held under presently exercisable stock options. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 7,375 shares held by his IRA account and 4,608 shares under the Company's 401(k) plan.

(2) This share ownership information was provided by a representative of FMR Corp. A Schedule 13G dated February 14, 2002, discloses that FMR Corp. possesses the sole power to dispose or direct the disposition of the reported shares.

         The following table sets forth as of April 8, 2002, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by each director of the Company and by each executive officer whose 2001 salary and bonus exceeded $100,000, and by all directors and such officers as a group:

                                                                     Percent
Name and address of each Executive       Number of Shares              of
Officer and Names of Other Directors         Owned (1)                Class
------------------------------------     ----------------         -------------

Norman H. Asbjornson (2)                   1,682,011 (4)              18.8
2425 South Yukon
Tulsa, Oklahoma 74107

Robert G. Fergus (3)                         109,842 (5)               1.2
2425 South Yukon
Tulsa, Oklahoma  74107

William A. Bowen                             203,773 (6)               2.3

John B. Johnson, Jr.                          75,000 (7)(8)            1.0

Thomas E.  Naugle                            105,285 (7)               1.2

Anthony Pantaleoni                           114,484 (7)               1.3

Jerry E. Ryan                                  - 0 -                   0.0

Charles C. Stephenson, Jr.                   350,832 (7)               4.0

Directors and named executive officers
     as a group (eight persons)            2,641,227 (9)              28.8



(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2)  Mr. Asbjornson is a director and executive officer.
(3)  Mr. Fergus is an executive officer of the Company.
(4) Includes 158,250 shares issuable upon the exercise of stock options that are exercisable within 60 days. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 7,375 shares held by his IRA account and 4,608 shares under the Company's 401(k) plan.
(5) Includes 3,000 shares issuable upon the exercise of a stock option and 3,697 shares under the Company's 401(k) plan.
(6) Includes 41,250 shares issuable upon exercise of stock options exercisable within 60 days, 10,787 shares held by Mr. Bowen's IRA account and 2,050 shares under the Company's 401(k) plan.
(7) Includes 41,250 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(8) Includes 33,750 shares held for the account of Mr. Johnson under a broker-administered retirement plan.
(9) Includes 359,250 shares issuable upon the exercise of stock options that are exercisable within 60 days by all Executive Officers and directors.

                              ELECTION OF DIRECTORS

General

         The Board of Directors of the Company currently has seven members. The Company's Bylaws (the "Bylaws") divide the Board of Directors into three classes having staggered terms of three years each, with Classes II, III and I having terms expiring at the Annual Meeting of Stockholders in 2002, 2003 and 2004, respectively. The Company's Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to the Company not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

         It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If either nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that either nominee will be unavailable.

Nominees:

                      Class II - For Term to Expire in 2005
                      -------------------------------------

  Name                                      Age           Current Position
  ----                                      ---           ----------------
  William A. Bowen ...................       72           Director
  Anthony Pantaleoni .................       62           Director


Directors Continuing in Office:


                        Class III - Term Expires in 2003

  Name                                      Age           Current Position
  ----                                      ---           ----------------
  Norman H. Asbjornson................       66           President and Director
  John B. Johnson, Jr. ...............       68           Secretary and Director
  Charles C. Stephenson, Jr. .........       65           Director


                         Class I - Term Expires in 2004

  Name                                      Age           Current Position
  ----                                      ---           ----------------
  Thomas E. Naugle....................       63           Director
  Jerry E. Ryan ......................       59           Director


Biographical Information

         Set forth below is a description of the background of each director and executive officer of the Company. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

         Norman H. Asbjornson has served as President and a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2003 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company ("AAON-Oklahoma"), and AAON Coil Products, Inc., a wholly-owned subsidiary of the Company ("ACP").

         William A. Bowen served as Vice President-Finance of the Company from 1989 until July, 1999. He has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. From 1987 to 1998, Mr. Bowen was engaged in financial consulting in Tulsa, Oklahoma.

         Robert G. Fergus, age 61, has served as Vice President of the Company since 1989. Mr. Fergus also serves as Vice President of AAON-Oklahoma.

         John B. Johnson, Jr., has served as Secretary and a director of the Company since 1989 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma and ACP. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Jones, Dornblaser, Coffman & Shorb, which serves as General Counsel to the Company.

         Thomas E. Naugle has served as a director of the Company since 1998 and currently serves in the class of directors whose terms expire at the 2004 annual meeting of stockholders. From 1985 to present, Mr. Naugle has served as Chairman of the Board of Directors and/or President of Naugle & Co., a company engaged in the business of investments. From 1984 until May, 1999, he served as Chairman of the Board of Directors of Barrett Trailers, Inc., a manufacturer of trailers. From 1986 to 1996, Mr. Naugle was Chairman of the Board of Directors of Tulsa Winch, Inc., a manufacturer of winches. From 1992 to 1996, he served as President of Hanner, Inc., an equipment leasing company.

         Anthony Pantaleoni has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2002 annual meeting of stockholders. Since 1970, Mr. Pantaleoni has been a partner of Fulbright & Jaworski L.L.P. or a predecessor firm in New York, New York. He also serves as a member of the Board of Directors of Universal Health Services, Inc., a publicly held hospital chain, and Westwood Corporation, a publicly held defense contractor.

         Jerry E. Ryan was elected as a director by the Board on September 24, 2001. His term will expire at the 2004 annual meeting of stockholders. From 1985 until January 2000, Mr. Ryan served as Chairman of the Board and CEO of Fintube Limited Partnership, a company based in Tulsa, Oklahoma, the business of which was manufacturing fintubes and pressure parts for electric power generation boilers. The company was sold to Lone Star Technologies of Dallas, Texas, in January 2000. Lone Star is a leading producer of oil country tubular goods and cold drawn specialty tubing. Mr. Ryan serves on the Board of Directors of Lone Star, a public company, and on the Board of Global Energy Equipment Group, Tulsa, Oklahoma, a publicly held global designer, engineer and fabricator of equipment for gas turbine power plants.

         Kathy I. Sheffield, age 49, became Treasurer of the Company in July, 1999. Ms. Sheffield was the Accounting Supervisor of the Company from 1989 to 1992, when she became Accounting Manager.

         Charles C. Stephenson, Jr., has served as a director of the Company since 1996 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Since 1987, Mr. Stephenson has served as Chairman of the Board of Directors of Vintage Petroleum, Inc., a publicly held company engaged in oil and gas production and exploration.

                    MEETINGS OF DIRECTORS AND AUDIT COMMITTEE

         The business of the Company is managed under the direction of its Board of Directors. The Board of Directors met four times during 2001, and each director participated in at least 75% of all Board and applicable committee meetings held last year, except for Mr. Ryan, who only attended the November 2001 Board meeting following his election to the Board in September of last year. Actions taken by the Board of Directors outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.

         The Board of Directors has established an audit committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the audit committee, its members and the number of meetings held during 2001 are described below. The Board does not have a standing nominating or compensation committee; however, the Board does have a committee that administers the Company's Stock Option Plan.

         The Audit Committee provides the opportunity for direct communications between the Company's independent public accountants and the Board of Directors. The Audit Committee meets with the accountants to review their effectiveness during the annual audit and to discuss the Company's internal control policies and procedures. The Audit Committee and the independent public accountants met four times during fiscal year 2001. The members of the Audit Committee are currently Messrs. Naugle, Pantaleoni and Ryan.

         A copy of the charter of the Audit Committee, as amended on February 12, 2002, is attached as Appendix A. Each member of the Audit Committee is "independent", as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                             Audit Committee Report
February 12, 2002

To the Board of Directors of AAON, Inc.:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                               Thomas E. Naugle, Chairman
                                               Anthony Pantaleoni
                                               Jerry E. Ryan

                             EXECUTIVE COMPENSATION

         Compensation. The following table sets forth information as to the compensation of the executive officers of the Company whose annual salary and bonus exceeded $100,000.

                           Summary Compensation Table


                                                                  Long-Term
                                      Annual Compensation       Compensation
------------------------ -------------------------------------- ------------ ------------
                                                      Other      Securities
        Name and                                      Annual     Underlying    All Other
   Principal Position    Year    Salary    Bonus   Compensation Options/SARs Compensation
------------------------ ----- --------- --------- ------------ ------------ ------------
Norman H. Asbjornson     2001  $ 150,000  $ 50,000  $ 3,613 (1)          -0-  $41,170 (3)
       President
                         2000  $ 150,000  $ 50,000  $ 3,296 (1)          -0-  $36,301 (3)

                         1999  $ 132,000       -0-  $ 2,373 (1)    5,000 (2)  $31,873 (3)


Robert G. Fergus         2001  $ 116,412  $ 10,000  $ 3,613 (1)          -0-  $ 5,109 (4)
 Vice President
                         2000  $ 111,330  $ 17,000  $ 3,296 (1)          -0-  $ 6,074 (5)

                         1999  $ 109,488  $ 15,000  $ 2,373 (1)    5,000 (2)  $ 5,746 (4)

--------------

(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma.
(2)      Granted under the Company's Stock Option Plan.
(3) Includes (i) contributions to the Company's 401(k) plan by the Company in the amounts of $7,319, $6,799 and $6,422 for years 2001, 2000 and 1999, respectively, (ii) the estimated dollar value of the benefit to the executive officer from premiums paid by the Company on a reverse split dollar insurance policy on the life of the executive in the amounts of $33,760, $29,414 and $25,451 for years 2001, 2000 and 1999, respectively, and (iii) medical reimbursement benefits of $91 and $88 in 2001 and 2000, respectively.
(4)      Contributions to the Company's 401(k) plan by the Company.
(5)      Includes (1) contributions to the Company's 401(k) plan of $5,067 and
         (ii) a medical reimbursement benefit of $1,007.

         Stock Options: No stock options were granted by the Company during 2001 to either of its named executive officers, and no stock options were "repriced" during the past year.

         The following table provides information on the value of each of the named executive officer's unexercised in-the-money options to acquire common stock at December 31, 2001.

                Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                                        Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised        In-the-Money
                                                                              Options/              Options/SARs at
                                                                         SARs at FY-End (#)           FY-End ($)
                          Shares Acquired On                                Exercisable/             Exercisable/
        Name                 Exercise (#)        Value Realized ($)         Unexercisable          Unexercisable (1)
----------------------    ------------------     ------------------    ----------------------    --------------------
Norman H. Asbjornson               -0-                      -0-             135,000/63,750       $2,628,245/$1,207,553

Robert G. Fergus                 6,500                 $143,014               3,000/4,500           $47,400/$71,100

--------------

(1) Calculated based on the difference between the Nasdaq National Market closing price of Common Stock on December 31, 2001 (the last trading day of the year), of $24.47 and the exercise price of the option.

         The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

         The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

         Compensation of Directors. Directors of the Company were paid a fee of $1,500 for attendance at the February 2001 board meeting and $2,500 for attending each of the other three meetings last year and they were reimbursed for out-of-pocket expenses incurred for attendance at such meetings. In addition, the Company has granted persons who are newly elected Directors of the Company (only Mr. Ryan in 2001) an option to purchase 41,250 shares of the Company's Common Stock, which options fully vest on the first anniversary of the date of grant. Messrs. Asbjornson, Bowen, Johnson and Pantaleoni were also granted 41,250 share options in 1997, five years after their original grants.

                        REPORT ON EXECUTIVE COMPENSATION

         General. The entire Board of Directors is responsible for (i) oversight and administration of executive compensation, (ii) review of the Company's overall compensation program and (iii) administering the Company's Stock Option Plan. However, Messrs. Asbjornson and Bowen abstain from voting on their compensation. There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

         Compensation Process and Philosophy. Historically, there have been two major components to the Company's executive officer compensation: (i) base salary and (ii) option grants. The process used by the Board of Directors in determining executive compensation levels has been based upon the Board of Directors' subjective judgment of qualitative and quantitative factors. No specific weights have been previously assigned to the qualitative and quantitative factors in determining the compensation levels. The Board of Directors considers the recommendation of the Company's President with respect to the compensation level of the Company's executive officers, including the President. The Board of Directors ultimately determines the level of compensation for each of the Company's executive officers. The Board of Directors believes that compensation for the Company's employees, including the executive officers, must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining a close relationship to the Company's financial performance. The Board of Directors believes compensation decisions should be tied to individual performance and designed to encourage and reward employees for creating stockholder value. In addition, executive officers have a significant portion of their total compensation opportunity at risk, i.e., stock options. The Company's compensation philosophy is based on the following general principles: (i) employee compensation should reflect the financial success of the overall Company and the individual's performance and (ii) encourage all employees to invest in the Company's common stock to align their interests with the stockholders' interests in maximizing value. Because the Board believes that its executive officers currently have adequate stock option incentives, their added compensation last year took the form of bonuses.

         Salaries and Bonuses. Mr. Asbjornson's annual salary in 2001 was $150,000 and he was paid a bonus of $50,000 last year. The Company had a $1,000,000 "reverse split dollar" life insurance arrangement with Mr. Asbjornson through June 11, 2001 (when it was cancelled), pursuant to which the Company paid the portion of the premium attributable to the term insurance cost (determined by Internal Revenue Service "P.S. 58" rates), and was the beneficiary of the full face amount of the policy, and Mr. Asbjornson paid the amount of premium in excess of such insurance cost and was the owner-beneficiary of the greater of the cash value thereof or the amount of all premiums paid by him. Performance factors considered in setting Mr. Asbjornson's compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

         Mr. Fergus' annual salary was increased from $111,330 in 2000 to $116,412 in 2001 and he was paid a bonus of $10,000 last year. Mr. Fergus' 2001 compensation was predicated on his efforts in reducing direct labor by implementation of improved manufacturing methods and his overall job performance.

         Mr. Bowen's annual rate of compensation has been $38,564 since December 1, 1997. Additionally, the Company made 401(k) plan contributions to Mr. Bowen's account totaling $2,474 in 2001.

         Messrs. Asbjornson, Fergus and Bowen also participate in the Company's "profit sharing" plan ($3,613 each in 2001 contributed by the Company, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma), and Messrs. Asbjornson and Bowen received directors' fees in 2001.

Board of Directors:   Norman H. Asbjornson, William A. Bowen,
                      John B. Johnson, Jr.,  Thomas E.  Naugle,
                      Anthony Pantaleoni, Jerry E. Ryan and
                      Charles C. Stephenson, Jr.

                    BOARD OF DIRECTORS INTERLOCKS AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISIONS

         There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 2001.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return of the Company, NASDAQ US and its peer group named below. The graph assumes a $100 investment at the closing price on January 1, 1996, and reinvestment of dividends on the date of payment without commissions. This table is not intended to forecast future performance of the Company's common stock.

                1996        1997        1998        1999        2000        2001

AAON, INC.      $100     $155.12     $191.02     $294.87     $362.82     $752.92
NASDAQ          $100     $122.48     $172.72     $320.98     $193.13     $152.62
PEER GROUP      $100     $ 90.09     $ 88.50     $ 85.57     $ 89.30     $118.39

         *The peer group consists of American Standard Companies, Fedders Corp., Lennox International, Inc., Mestek, Inc., Nortek, Inc., and York International Corp., all of which are in the business of manufacturing air conditioning and heat exchange equipment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 4 furnished to the Company during its most recent fiscal year, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP ("AA") as the independent auditors of the Company for the fiscal year ending December 31, 2002. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                              Fees and Independence

         Audit Fees. AA billed the Company an aggregate of $76,000 for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2001, and its reviews of the Company's financial statements included in its Forms 10-Q during year 2001.

         Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2001, AA provided no services and, therefore, billed no fees to the Company in connection with financial information systems design and implementation.

         All Other Fees. No other fees were billed by AA to the Company during 2001.

         The Audit Committee of the Board of Directors has determined that the provision of services by AA described above is compatible with maintaining AA's independence as the Company's principal accountant.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Stockholder proposals intended to be presented at the 2003 Annual Meeting and to be included in the Company's Proxy Statement must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 27, 2002.

         However, a stockholder who otherwise intends to present business at the 2003 Annual Meeting of stockholders, including nominations of persons to the Company's Board of Directors, must also comply with the requirements set forth in the Company's Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for the Company's Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding Annual Meeting. Thus, a notice of a stockholder proposal or nomination for the 2003 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8, will be untimely if given before March 7, 2003, or after April 4, 2003. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed between March 7, 2003, and April 4, 2003. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         Management knows of no business which will be presented at the 2002 Annual Meeting other than to elect directors for the ensuing year.

         The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.


                                            By Order of the Board of Directors

                                            /s/ Norman H. Asbjornson

                                            Norman H. Asbjornson
                                            President

April 19, 2002

                                   Appendix A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                   AAON, INC.

                                     Charter
                        ---------------------------------
                        (As amended on February 12, 2002)

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, including the compliance program, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the independent auditors and the board of directors.

2.       Review and update the committee's charter annually.

3. Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditors and review and approve the discharge of the independent auditors.

4. Confirm and assure the independence of the auditors, including approval and review of management consulting services and related fees provided by the auditors.

5. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

6. Consider, in consultation with the independent auditors, the audit scope and plan of the auditors.

7. Consider with management and the independent auditors the rationale for any engagement of audit firms other than the principal independent auditors.

8. Review with the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9.       Consider and review with the independent auditors:

         a. The adequacy of the company's internal controls, including computerized information system controls and security.

         b. Any related significant findings and recommendations of the independent auditors, together with management's responses thereto.

10.      Review with management and the independent auditors prior to filing
         Form 10-K:

         a. The company's annual financial statements and related footnotes.


                                      Page

         b. The independent auditors' audit of the financial statements and its report thereon.

         c. Any significant changes required in the independent auditors' audit plan.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent auditors each Form 10-Q before it is filed with the SEC.

13. Review practices with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditors.

14. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the committee believes should be discussed privately with the audit committee.

15. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

16. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

17. The committee shall meet at least four times per year or more frequently as circumstance require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

18. The committee will perform such other functions as assigned by law, the company's charter or bylaws or the board of directors.

19. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how they were discharged.


                                      Page

AAON, Inc.                                                          PROXY
                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
2425 South Yukon
Tulsa, Oklahoma 74107      The undersigned stockholder of AAON, Inc., a Nevada corporation, hereby constitutes and appoints John B. Johnson, Jr., and Thomas E. Naugle, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual
                           Meeting of Stockholders of the Company to be held at 2440 South Yukon Avenue,
                           Tulsa, Oklahoma, on Tuesday, June 4, 2002, at 10:00 a.m. (Local Time), and at any
                           adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.




1. Election of Directors:  FOR both nominees listed below                      WITHHOLD AUTHORITY

                           (except as shown to the contrary below) |_|         to vote for both nominees listed below |_|

                                   William A. Bowen and Anthony Pantaleoni for terms ending in 2005.

(INSTRUCTION: To withhold authority to vote for either nominee, write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------------------------------------------------------------

2. In their discretion, upon any other matters as may properly come before the meeting.

                                                                 (over)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR both of management's nominees for director.

         The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated April 19, 2002.

Dated:                                               , 2002
         --------------------------------------------              ----------------------------------------------------------------

                                                                   ----------------------------------------------------------------
                                                                   (Please sign exactly as your name appears at left. When shares are held in the names of two or more  persons,  all should sign individually. Executors, administrators, trustees, etc., should so indicate when signing.  When shares are held in the name of a corporation,  the name of the corporation  should be written first and then an authorized  officer should sign on behalf of the corporation, showing the office held.)

                                                                    PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                                                                    USING THE ENCLOSED ENVELOPE.


                                                                    (over)